Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of February 27, 2024, by and among Applied Therapeutics, Inc., a Delaware corporation, with headquarters located at 545 Fifth Avenue, Suite 1400, New York, NY 10017 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

WHEREAS:

A.            The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506(b) of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B.            The Buyers, severally, and not jointly, wish to purchase from the Company, and the Company wishes to sell to the Buyers, upon the terms and conditions stated in this Agreement, (i) the number of shares (the "Shares") of the Company's common stock, par value $0.0001 per share (the "Common Stock") and (ii) the number of pre-funded warrants (the “Warrants”) set forth on the Schedule of Buyers hereto, respectively (as it may be amended or supplemented);

C.            The Company has engaged Leerink Partners LLC, RBC Capital Markets, LLC, Robert W. Baird & Co. Incorporated and UBS Securities LLC to act as placement agents (together, the "Placement Agents" and each, a “agent”) for the offering of the Shares on a "best efforts" basis; and

D.            Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached as Exhibit A (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights in respect of the Shares and the shares of Common Stock issuable upon exercise of the Warrants, in the form of Exhibit B (the “Warrant Shares”) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws. The Shares, Warrants and Warrant Shares are referred to herein, collectively, as the “Securities.”

NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1.             PURCHASE AND SALE OF SHARES.

a.             Purchase of the Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, on the Closing Date (as defined in Section 1.b), the Company shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, the number of Shares and Warrants set forth below such Buyer's name on its signature page hereto (the "Closing"). The purchase price of (i) the Shares at the Closing shall be equal to $7.00 per Share (the “Share Purchase Price”), and (ii) the Warrants at the Closing shall be equal to $6.99 per Warrant (the “Pre-Funded Warrant Purchase Price” and together with the Share Purchase Price the “Purchase Price").

b.             The Closing Date. The date and time of the Closing (the "Closing Date") shall be 9:00 a.m., New York City time, on March 1, 2024 subject to the satisfaction (or waiver) of all of the conditions to the Closing set forth in Sections 5 and 6 (or such later or earlier date as is mutually agreed to in writing by the Company and the Required Buyers). The Closing shall occur on the Closing Date by telephonic conference and electronic exchange of documents. For purposes of this Agreement, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

c.             Form of Payment. On the Closing Date, (i) each Buyer shall pay the applicable Purchase Price to the Company for the Shares and the Warrants to be issued and sold to such Buyer on the Closing Date, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer a copy of the irrevocable instructions (the "Transfer Instructions") to Computershare Limited (the "Transfer Agent") instructing the Transfer Agent to issue to such Buyer or its designee(s), in book-entry form, a number of Shares and Warrants equal to the aggregate number of Shares and Warrants that such Buyer is purchasing on the Closing Date.

2.             BUYER'S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, as of the date of this Agreement and the Closing Date, with respect to only itself, to the Company and the Placement Agents that:

a.             Investment Purpose. Each Buyer understands that the Securities are "restricted securities" and have not been registered under the 1933 Act or any applicable state securities law and each such Buyer is acquiring the Securities hereunder as principal for its own account and not with a view towards, or for resale in connection with, the public sale or distribution, except pursuant to sales registered under, or exempted from, the registration requirements of the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption under the 1933 Act.

b.             Accredited Investor Status. Such Buyer is an "Institutional Accredited Investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act and is acting for its own account (and not for the account of other) or as a fiduciary or agent for others (which others are also Institutional Accredited Investors).

c.             Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions.

d.             Information. Such Buyer acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Documents (as defined below) and such Buyer and its advisors, if any, have been furnished with materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities sufficient in its view to enable it to evaluate its investment. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, limit, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

e.             General Solicitation. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

f.              Experience of Such Buyer. Such Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

g.             Independent Investment Decision. Such Buyer has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents (as defined below), and such Buyer confirms that it has not relied on the advice of any other Buyer’s business and/or legal counsel in making such decision. Such Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Buyer understands that the Placement Agents have acted solely as the agents of the Company in this placement of the Securities and such Buyer has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or Affiliates (as defined below) in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Buyer in connection with the transactions contemplated by the Transaction Documents.

h.             Acknowledgment of Risks. Such Buyer acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation: (i) the Company may remain a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Securities; (ii) an investment in the Company is speculative, and only Buyers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) such Buyer may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, such Buyer could sustain the loss of its entire investment; (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future; (vii) the foregoing risks are more fully set forth in the SEC Documents; and (viii) that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

i.              No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

j.              Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities have been or can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); and (ii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder other than pursuant to the Registration Rights Agreement. As used in this Agreement, "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

k.             Brokers and Finders. Other than the Placement Agents, no Person (as defined below) will, to such Buyer’s knowledge, have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any other Buyer for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Buyer. The purchase of Securities by such Buyer has not been solicited by or through anyone other than the Company or the Placement Agents.

l.              Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Buyer was first contacted by the Company, the Placement Agents or any other Person regarding the transactions contemplated hereby, neither the Buyer nor any Affiliate of such Buyer which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Buyer's investments or trading or information concerning such Buyer's investments, including in respect of the Securities, and (iii) is subject to such Buyer's review or input concerning such Affiliate's investments or trading (each a "Trading Affiliate") has directly or indirectly, nor has any Person acting on behalf of such Buyer or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any short sales involving the Company's securities). Notwithstanding the foregoing, in the case of a Buyer and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Buyer's or Trading Affiliate's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer's or Trading Affiliate's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

m.            Legends. Each such Buyer understands that the certificates or other instruments representing the Shares and the Warrants, except as set forth below, shall bear a restrictive legend in substantially the following form (the “1933 Act Legend”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Each such Buyer further understands that the legends referenced above shall be removed, and the Company shall issue, pursuant to instructions provided by the Company to the Transfer Agent, a certificate or book-entry statement without such legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), only if (i) such Securities are registered for resale under the 1933 Act (provided that, if a Buyer is selling pursuant to the registration statement, such Buyer agrees to only sell such Securities during such time that the registration statement is effective and not withdrawn or suspended, and only as permitted by the registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.

n.             Authorization; Enforcement; Validity. To the extent a Buyer is a corporation, partnership, limited liability company or other entity, such Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to enter into the transactions contemplated by the Transaction Documents. To the extent a Buyer is an individual, such Buyer has the legal capacity to enter into the transactions contemplated by the Transaction Documents. This Agreement and the Registration Rights Agreement have been duly and validly authorized (as applicable), executed and delivered on behalf of a Buyer and are legal, valid and binding agreements of such Buyer, enforceable against such Buyer in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or similar laws affecting creditors’ rights generally and general principles of equity.

o.             No Conflicts. The execution, delivery and performance by each such Buyer of the Transaction Documents and the consummation by Buyer of the transactions contemplated thereby will not (i) in the case that Buyer is a corporation, partnership, limited liability company or other entity, result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

p.             Residency. Each such Buyer’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below Buyer’s name on its signature page.

q.             Representations by Non-United States persons. If Buyer is not a United States person, the Buyer hereby represents that the Buyer has satisfied the laws of the Buyer’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Transaction Documents, including (i) the legal requirements within the Buyer’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Buyer’s subscription and payment for, and the Buyer’s continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of the Buyer’s jurisdiction.

r.              No “Bad Actor” Disqualification Events. To Buyer’s knowledge, neither (i) the Buyer, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Buyer is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

s.             Anti-Money Laundering Laws. Such Buyer represents and warrants to, and covenants with, the Company that: (i) such Buyer is in compliance with the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control; (ii) such Buyer, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to such Buyer’s knowledge, its stockholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern subject to special measures under Section 311 of the USA PATRIOT Act, Pub. L. 107-56; (iii) to such Buyer’s knowledge, the funds to be used to acquire the Securities are not derived from activities that contravene applicable anti-money laundering laws and regulations; (iv) such Buyer is in compliance in all material respects with applicable anti money laundering laws and regulations and has implemented anti money laundering procedures that are designed to comply with applicable anti-money laundering laws and regulations, including, as applicable, the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107 56; and (v) to the best of its knowledge none of the funds to be provided by such Buyer are being tendered on behalf of a person or entity who has not been identified to such Buyer.

3.              REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants, as of the date of this Agreement and the Closing Date to each of the Buyers and to the Placement Agents that:

a.             Organization and Qualification. Except as disclosed in the SEC Documents, the Company does not directly or indirectly own any security or beneficial ownership interest, in any other Person (including through joint venture or partnership agreements) or have any interest in any other Person. Each of the Company and the Subsidiaries is a corporation and is duly organized under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to own or lease, as the case may be, its properties, and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business or (ii) the ability of the Company to perform its obligations under the Transaction Documents. Except as disclosed in the SEC Documents, the Company holds all right, title and interest in and to 100% of the capital stock, equity or similar interests of each of the Subsidiaries, in each case, free and clear of any perfected security interest or any other Lien. For purposes of this Agreement, “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind or any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind; and “Subsidiary” means any entity in which the Company, directly or indirectly, owns any of the outstanding capital stock, equity or similar interests or voting power of such entity at the time of this Agreement or at any time hereafter, whether directly or through any other Subsidiary. As of the date of this Agreement, the Company has no Subsidiaries.

b.             Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and deliver each of this Agreement and the Registration Rights Agreement in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”), and to issue and deliver the Securities in accordance with the terms hereof and of the other Transaction Documents. The execution and delivery of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Shares and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by the Board of Directors of the Company (the "Company Board") and no further consent or authorization is required by the Company or its stockholders. This Agreement and the other Transaction Documents dated as of the date hereof have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or similar laws affecting creditors' rights generally and general principles of equity. As of the Closing, the Transaction Documents dated after the date of this Agreement and on or prior to the date of the Closing shall have been duly executed and delivered by the Company and shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or similar laws affecting creditors' rights generally and general principles of equity.

c.             Capitalization. The authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, of which, as of February 26, 2024, 90,101,117 shares are issued and outstanding and 14,206,798 shares are currently outstanding and reserved for future issuance pursuant to the Company’s stock option, restricted stock and stock purchase plans, including, stock options representing 4,695,619 shares of Common Stock that have been granted to employees and are currently outstanding, and restricted stock representing 6,917,422 shares of Common Stock that are currently outstanding, 1,387,091 reserved for future issuance under the Company’s 2019 Employee Stock Purchase Plan and 1,206,666 reserved for future issuance under the Company’s 2019 Equity Incentive Plan, and (ii) 10,000,000 shares of preferred stock, $0.0001 par value, of which, as of February 26, 2024, zero shares are issued and outstanding. All of such outstanding or issuable shares of the Company have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined below), and/or waived prior to the date hereof, (A) no shares of the capital stock of the Company are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of the Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of the Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company and no other stockholder or similar agreement to which the Company or any of the Subsidiaries is a party; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Shares; and (F) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

d.             Issuance of Securities. The Securities have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except as disclosed in the SEC Documents and for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. As of the Initial Closing, the Company shall have duly authorized and reserved for issuance a number of shares of Common Stock which equals the aggregate number of Warrant Shares. The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, 100% of the number of shares of Common Stock issuable upon exercise of the Warrants (subject to reduction from time to time for Common Stock issued upon exercise of the Warrants). Upon exercise in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is in compliance with all applicable federal and state securities laws and, assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, exempt from registration under the 1933 Act and applicable state securities laws.

e.             No Conflicts.

(i)            The execution and delivery of the Transaction Documents by the Company and, to the extent applicable, the Subsidiaries and the consummation by such parties of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the Warrants and reservation for issuance and issuance of the Warrant Shares) will not (A) result in a violation of the Company's Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), the Company's Amended and Restated Bylaws, as amended and as in effect on the date hereof (the "Bylaws") or any organizational documents of the Subsidiaries; (B) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party; or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, except in the case of both (B) and (C) above, as would reasonably be expected to have a Material Adverse Effect. The execution and delivery by the Company of the Transaction Documents and the issuance and sale of the Securities contemplated thereby require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than (a) filings that have been made pursuant to applicable state securities laws, (b) post-sale filings pursuant to applicable state and federal securities laws, (c) filings pursuant to the rules and regulations of any securities exchange on which the Securities may be listed and (d) filing of the registration statement required to be filed by the Registration Rights Agreement, each of which the Company has filed or undertakes to file within the applicable time. All consents, authorizations, orders, filings and registrations that the Company is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained or effected prior to the applicable due date thereafter, as provided by applicable law, this Agreement or otherwise.

(ii)           Neither the Company nor any of the Subsidiaries has violated any material term of its Certificate of Incorporation, Bylaws or other organizational documents. Neither the Company nor any of the Subsidiaries has violated any material term of or has been in default under (or with the giving of notice or lapse of time or both would have been in violation of or default under) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to it, which violation or default would or would reasonably be expected to have a Material Adverse Effect. The business of the Company and/or the Subsidiaries has not been conducted in violation of any law, ordinance or regulation of any governmental entity, which violation would or would reasonably be expected to have a Material Adverse Effect.

f.              SEC Documents; Financial Statements; Sarbanes-Oxley.

(i)            Since January 1, 2021, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 Act, as amended (the "1934 Act") (all of the foregoing filed prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein), collectively being hereinafter referred to as the "SEC Documents"). The Company has made available to the Buyers or their respective representatives, or filed and made publicly available on the SEC's Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) ("EDGAR") no less than two (2) days prior to the date this representation is made, true and complete copies of the SEC Documents. Each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment has not been filed and made publicly available on the SEC's EDGAR system no less than two (2) days prior to the date this representation is made. The Company has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff.

(ii)           As of their respective dates, the consolidated financial statements of the Company and the Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes) and fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements for periods subsequent to December 31, 2022, to normal year-end audit adjustments). None of the Company, the Subsidiaries and their respective officers, directors and Affiliates or, to the Company's Knowledge (as defined below), any stockholder of the Company has made any filing with the SEC (other than the SEC Documents), issued any press release or made, distributed, paid for or approved (or engaged any other Person to make or distribute) any other public statement, report, advertisement or communication on behalf of the Company or any of the Subsidiaries that taken as a whole contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading or has provided any other information to the Buyers, including information referred to in Section 2.d, that contains any untrue statement of a material fact or, with respect to written information, omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Company's reports filed or made with the SEC under the 1934 Act. To the Company's Knowledge, the accounting firm that expressed its opinion with respect to the consolidated financial statements included in the Company’s most recently filed Form 10-K, and reviewed the consolidated financial statements included in the Company's most recently filed quarterly report on Form 10-Q, was an independent registered public accounting firm pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and as required by the applicable rules and guidance from the Public Company Accounting Oversight Board (United States), and such firm was otherwise qualified to render such opinion under applicable law and the rules and regulations of the SEC. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by the Company in its reports pursuant to the 1934 Act that has not been so disclosed in the SEC Documents.

(iii)          The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, "Sarbanes-Oxley").

(iv)          Since January 1, 2021, except as disclosed in the SEC Documents, to the Company's Knowledge, neither the Company nor any of the Subsidiaries nor, any director, officer or employee, of the Company or any of the Subsidiaries, has received or otherwise obtained any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of the Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of the Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Company or any of the Subsidiaries, whether or not employed by the Company or any of the Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Subsidiaries or any of their respective officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company pursuant to Section 307 of Sarbanes-Oxley, and the SEC’s rules and regulations promulgated thereunder. Since January 1, 2021, there have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, principal financial officer, the Company Board or any committee thereof. The Company is not, and never has been, a "shell company" (as defined in Rule 12b-2 under the 1934 Act).

(v)           As used in this Agreement, the "Company's Knowledge" and similar language means, unless otherwise specified, the actual knowledge of any "officer" (as such term is defined in Rule 16a-1 under the 1934 Act) of the Company, including Shoshana Shendelman and Steven Ortega, and the knowledge any such Person would be expected to have after reasonable due diligence inquiry.

g.             Internal Accounting Controls; Disclosure Controls and Procedures. The Company and each of its Subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its Subsidiaries' internal controls over financial reporting are effective and the Company and its Subsidiaries are not aware of any material weakness in their internal controls over financial reporting. The Company and its Subsidiaries maintain "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) under the Securities and Exchange Act 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")); and such disclosure controls and procedures are effective.

h.             Absence of Certain Changes. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor, to the Company's Knowledge, do any creditors of the Company intend to initiate involuntary bankruptcy proceedings nor, to the Company's Knowledge, is there any fact that would reasonably lead a creditor to do so. The Company has not, since the date of the latest financial statements included within its SEC Documents, materially altered its method of accounting or the manner in which it keeps its books and records.

i.              Absence of Litigation. Since January 1, 2021, except as disclosed in the SEC Documents, (i) there is no action, suit or proceeding, or, to the Company's Knowledge, any inquiry or investigation before or by any court, public board or other Governmental Authority (as defined below) pending or, to the Company's Knowledge, threatened against or affecting the Company, the Common Stock or any of the Subsidiaries, any Employee Benefit Plan (as defined below), or any of the Company's or the Subsidiaries' officers or directors in their capacities as such, as could reasonably be expected to have a Material Adverse Effect, and (ii) to the Company's Knowledge, none of the directors or officers of the Company has been involved (as a plaintiff, defendant, witness or otherwise) in securities-related litigation as could reasonably be expected to have a Material Adverse Effect. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the 1933 Act.

j.              Compliance with Healthcare Laws and Regulations. (i) Except as described in the SEC Documents, the preclinical and clinical studies conducted by or, to the knowledge of the Company, on behalf of or sponsored by the Company or its Subsidiaries, or in which the Company or its Subsidiaries have participated, that are described in the SEC Documents, or the results of which are referred to in the SEC Documents, were, and if still pending are, being conducted in all material respects in accordance with standard medical and scientific research standards and procedures for products or product candidates comparable to those being developed by the Company and all applicable statutes and all applicable rules and regulations of the U.S. Food and Drug Administration and comparable regulatory agencies outside of the United States to which they are subject, including the European Medicines Agency (collectively, the "Regulatory Authorities") and Good Clinical Practice and Good Laboratory Practice requirements; (ii) the descriptions in the SEC Documents of the results of such studies are accurate and complete descriptions in all material respects and fairly present the data derived therefrom; (iii) the Company has no knowledge of any other studies not described in SEC Documents, the results of which are inconsistent with or call into question the results described or referred to in the SEC Documents; (iv) the Company and its Subsidiaries have operated at all times and are currently in compliance in all material respects with all applicable statutes, rules and regulations of the Regulatory Authorities, except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect; and (v) neither the Company nor any of its Subsidiaries, to the Company's knowledge, have received any written notices, correspondence or other communications from the Regulatory Authorities or any other governmental agency requiring or threatening the termination, material modification or suspension of any preclinical or clinical studies that are described in the SEC Documents or the results of which are referred to in the SEC Documents, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies, and, to the Company's knowledge, there are no reasonable grounds for the same. The Company has not failed to file with the Regulatory Authorities any required filing, declaration, listing, registration, report or submission with respect to the Company's product candidates that are described or referred to in the SEC Documents, except where such failure would not, individually or in the aggregate, have a Material Adverse Effect; all such filings, declarations, listings, registrations, reports or submissions were in material compliance with applicable laws when filed; and no deficiencies regarding compliance with applicable law have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions.

k.             Acknowledgment Regarding Buyer's Purchase of the Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm's-length purchaser with respect to the Company in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

l.              No Material Adverse Effect; No Undisclosed Liabilities. Since January 1, 2021, other than as disclosed in the SEC Documents, there has been no been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect. Other than (i) the liabilities assumed or created pursuant to this Agreement and the other Transaction Documents, (ii) liabilities accrued for in the latest balance sheet included in the Company's most recent periodic report (on Form 10-Q or Form 10-K) (the date of such balance sheet, the "Latest Balance Sheet Date") and (iii) liabilities incurred in the ordinary course of business consistent with past practices since the Latest Balance Sheet Date, the Company and the Subsidiaries do not have any other liabilities (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted).

m.            General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

n.             No Integrated Offering. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions of any authority.

o.             Employee Relations. No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company's knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the SEC Documents.

p.             Employee Benefits. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to a Plan (as defined below), determined without regard to any waiver of such obligations or extension of any amortization period that would reasonably be expected to have a Material Adverse Effect; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its Subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its Subsidiaries; (ii) a material increase in the "accumulated post-retirement benefit obligations" (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its Subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its Subsidiaries; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could reasonably be expected to have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its Subsidiaries related to their employment that would reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, the term "Plan" means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its Subsidiaries may have any liability.

q.             Intellectual Property Rights.

(i)            Except as disclosed in the SEC Documents, and as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its Subsidiaries own, possess, or have valid and enforceable licenses or other rights to use, on reasonable terms, all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, know-how and other intellectual property (including all registrations and applications for registration of, and all goodwill associated with, the foregoing) (collectively, the "Intellectual Property") that is used or held for use in or, to the Company's knowledge, is necessary for the conduct of the business of the Company and its Subsidiaries as now conducted or as proposed in the SEC Documents to be conducted; (ii) to the Company's knowledge, no third party has infringed, misappropriated or otherwise violated any Intellectual Property owned by or exclusively licensed to the Company or its Subsidiaries; (iii) to the Company's knowledge, (A) neither the Company nor any of its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property of any third party and (B) none of the product candidates of the Company or any of its Subsidiaries, if commercially sold or offered for commercial sale, would infringe, misappropriate or otherwise violate any Intellectual Property of any third party; (iv) to the Company's knowledge, all Intellectual Property owned by or exclusively licensed to the Company or its Subsidiaries is valid and enforceable; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by any third party: (A) challenging any of the Company's or any of its Subsidiaries' rights in or to any Intellectual Property owned by or exclusively licensed to the Company or any of its Subsidiaries; (B) challenging the inventorship, validity, enforceability or scope of any Intellectual Property owned by or exclusively licensed to the Company or any of its Subsidiaries; or (C) alleging that the Company or any of its Subsidiaries has infringed, misappropriated or otherwise violated, or would, upon the commercial sale or offer for commercial sale of any product candidate of the Company or any of its Subsidiaries, infringe, misappropriate, or otherwise violate, any Intellectual Property of any third party; and (vi) the Company and its Subsidiaries have taken reasonable steps to maintain the confidentiality of all Intellectual Property, the value of which to the Company or any of its Subsidiaries is contingent upon maintaining the confidentiality thereof.

(ii)           Except as may be included or incorporated by reference in the SEC Documents, (x) to the Company's knowledge, there has been no material security breach or other material compromise of or relating to any of the Company's or its Subsidiaries' information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, "IT Systems and Data") and (y) the Company and its Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data; (ii) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company and its Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices. The statements contained in the SEC Documents insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

r.              Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or liability would not reasonably be expected, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the SEC Documents (exclusive of any amendment or supplement thereto). Except as set forth in the SEC Documents, neither the Company nor any of the Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the SEC Documents.

s.             Real Property. Each of the Company and each of its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

t.              Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the SEC Documents.

u.             Regulatory Permits and Other Regulatory Matters. The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations required to be issued by all applicable authorities necessary to conduct their respective businesses, except for any such failure to possess as would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the SEC Documents.

v.             Listing. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Other than as disclosed in the SEC Documents, the Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq Stock Market that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq Global Market (the “Principal Market”). Other than as disclosed in the SEC Documents, the Company is as of the date hereof, will be as of the date of the issuance of Shares pursuant to the Transaction Documents (after giving effect to the consummation of the transactions contemplated by the Transaction Documents), and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. With respect to the Company’s non-compliance with the requirements for continued listing on the Nasdaq Global Market, including with respect to the Company’s bid price and stockholders’ equity, the Company reasonably believes that it will regain compliance in advance of the expiry of the relevant 180-day grace period extended by the Nasdaq Global Market. The Common Stock is eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock.

w.            Tax Status. The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except (i) in any case where such failure to file would not reasonably be expected to have a Material Adverse Effect or (ii) as set forth in or contemplated in the SEC Documents) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except (i) where any such failure to pay, assessment, fine or penalty is currently being contested in good faith or would not reasonably be expected to have a Material Adverse Effect or (ii) as set forth in or contemplated in the SEC Documents.

x.             Transactions With Affiliates. Except as set forth in the SEC Documents, to the Company’s knowledge, none of any Subsidiary's officers or directors, Persons who were officers or directors of the Company or any Subsidiary at any time during the previous two years, stockholders, or affiliates of the Company or any of the Subsidiaries, or with any individual related by blood, marriage or adoption to any such individual (each a "Related Party"), is presently, or has been within the past two years, a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with the Company or any of the Subsidiaries (other than directly for services as an employee, officer and/or director), whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from any such Related Party, in each case in excess of $120,000. Except as set forth in the SEC Documents, no Related Party of the Company or any of the Subsidiaries or any of their respective Affiliates, has any direct or indirect ownership interest in any Person (other than ownership of less than 1% of the outstanding common stock of a publicly traded corporation) in which the Company or any of the Subsidiaries has any direct or indirect ownership interest or has a business relationship or with which the Company or any of the Subsidiaries competes. "Affiliate" for purposes hereof means, with respect to any Person, another Person that, (i) is a director, officer, manager, managing member, general partner or five percent or greater owner of equity interests in such Person, or (ii) directly or indirectly, (1) has a common ownership with that Person, (2) controls that Person, (3) is controlled by that Person or (4) shares common control with that Person. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another Person.

y.             Application of Takeover Protections. The Company and the Company Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware that is or could reasonably be expected to become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including the Company's issuance of the Shares and the Buyers' ownership of the Securities.

z.             Rights Agreement. The Company has not adopted a stockholder rights plan (or "poison pill") or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

aa.           Foreign Corrupt Practices and Certain Other Federal Regulations.

(i)            Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder to which the Company, its Subsidiaries and its controlled affiliates are subject; and the Company and its Subsidiaries have instituted and maintain policies and procedures designed to ensure compliance therewith. No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

(ii)            The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(iii)          Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union (including sanctions administered or enforced by Her Majesty's Treasury of the United Kingdom) or other relevant sanctions authority (collectively, "Sanctions" and such persons, "Sanctioned Persons" and each such person, a "Sanctioned Person"), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, "Sanctioned Countries" and each, a "Sanctioned Country") or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iv)          Neither the Company nor any of its Subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or any of its Subsidiaries have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.

bb.          No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

cc.           Investment Company. The Company is not, and upon the Closing will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

dd.          No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the 1933 Act, none of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner (as that term is defined in Rule 13d-3 under the 1934 Act) of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, any "promoter" (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of the Closing, any placement agent or dealer participating in the offering of the Securities and any of such agents' or dealer's directors, executive officers, other officers participating in the offering of the Securities (each, a "Covered Person" and, together, "Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"). The Company has exercised reasonable care to determine (i) the identity of each person that is a Covered Person; and (ii) whether any Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Covered Person of (x) any Disqualification Event relating to that Covered Person, and (y) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person; in each case occurring up to and including the Closing Date. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, the Company is not for any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer and sale of the Securities.

ee.           Manipulation of Prices. Except as set forth in the SEC Documents, none of the Company or the Subsidiaries, or any of their respective officers, directors or Affiliates and, to the Company's Knowledge, no one acting on any such Person's behalf has, (A) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any Subsidiary to facilitate the sale or resale of any of the Securities, (B) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (C) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any Subsidiary, other than, in the case of clauses (B) and (C), compensation paid to the Placement Agents in connection with the placement of the Securities.

ff.            Disclosure. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in Securities of the Company. Taken as a whole, together with the SEC Documents, all disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or with respect to written information omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.             COVENANTS.

a.             Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

b.             Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and, upon request, to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing occurring on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide promptly upon the request of any Buyers evidence of any such action so taken. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

c.             Reporting Status. From the date of this Agreement until the first date on which the Securities cease to be Registrable Securities (as defined in the Registration Rights Agreement) (the period ending on such date, the "Reporting Period"), the Company shall timely (including by giving effect to any extensions pursuant to Rule 12b-25 of the 1934 Act) file all reports required to be filed with the SEC pursuant to the 1934 Act.

d.             Use of Proceeds. The Company will use the proceeds from the sale of the Securities to fund commercial activities for govorestat (AT-007) and to further develop other pipeline candidates, and for working capital and general corporate purposes.

e.             Expenses. At the Closing, the Company and the Buyers shall each pay all of their own legal, due diligence and other expenses, including fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses, relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated hereby and thereby. The Company shall pay all Transfer Agent fees incurred in connection with the sale and issuance of the Securities to the Buyers.

f.              Disclosure of Transactions and Other Material Information. The Company shall file, within the timeframe required under applicable SEC rules, one or more Current Reports on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Form 8-K this Agreement and the Registration Rights Agreement (such Form or Forms 8-K, collectively, the "Announcing Form 8-K"). The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents to not, provide any Buyer with any material non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Announcing Form 8-K with the SEC without the express prior written consent of such Buyer, unless prior thereto such Buyer shall have executed a written agreement regarding the confidentiality and use of such information. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of any Buyer; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), and provided further, that the Company may issue any other announcement or press release regarding the transactions contemplated hereby, so long as such announcement or press release does not disclose the name of any Buyer. Notwithstanding anything to the contrary herein, in the event that the Company believes that a notice or communication to any Buyer contains material, non-public information relating to the Company or any of the Subsidiaries, the Company shall so indicate to the Buyers contemporaneously with delivery of such notice or communication, and such indication shall provide the Buyers the means to refuse to receive such notice or communication; and in the absence of any such indication, the holders of the Securities shall be allowed to presume that all matters relating to such notice or communication do not constitute material, non-public information relating to the Company or any of the Subsidiaries. Upon receipt or delivery by the Company or any of the Subsidiaries of any notice in accordance with the terms of the Transaction Documents, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or the Subsidiaries, the Company shall within one Business Day after any such receipt or delivery publicly disclose such material, non-public information.

g.             USA PATRIOT Act, Investor Secrecy Act and Office of Foreign Assets Control. As required by federal law and each Buyer's policies and practices, each Buyer may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services, and, from the date of this Agreement until the end of the Reporting Period, the Company agrees to, and shall cause each of the Subsidiaries to, provide such information to each Buyer.

h.             Regulation M. Neither the Company, nor the Subsidiaries nor any Affiliates of the foregoing, has taken or shall take any action prohibited by Regulation M under the 1934 Act, in connection with the offer, sale and delivery of the Securities contemplated hereby.

i.              Disqualification Events. The Company will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Covered Person.

j.              No Integrated Offering. Neither the Company nor any of the Subsidiaries, nor any Affiliates of the foregoing or any Person acting on the behalf of any of the foregoing, shall, directly or indirectly, make any offers or sales of any security or solicit any offers to purchase any security, under any circumstances that would require registration of any of the Securities under the 1933 Act or require stockholder approval of the issuance of any of the Securities.

k.             Transfer Taxes. The Company shall be responsible for any liability with respect to any transfer, stamp or similar non-income Taxes that may be payable in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents, including any such Taxes with respect to the issuance of the Securities.

l.              Further Instruments and Acts. From the date of this Agreement until the end of the Reporting Period, upon request of any Buyer or Investor (as defined in the Registration Rights Agreement), the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Agreement and the other Transaction Documents.

m.            Lock-up. The Company shall not, without the prior written consent of the Placement Agent, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; for a period of 90 days after the date of this Agreement, provided, however, that the Company may (i) effect the transactions contemplated hereby, including performing its obligations under the Registration Rights Agreement, (ii) issue and sell shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, pursuant to any employee stock option plan, stock ownership plan, dividend reinvestment plan or other plan or arrangement of the Company described in the SEC Documents (collectively, the “Company Plans”), (iii) issue shares of Common Stock issuable upon the conversion of securities outstanding at the date of this Agreement or the exercise of warrants or options or the settlement of restricted stock units outstanding at the date of this Agreement or issued thereafter pursuant to a Company Plan, (iv) file one or more registration statements on Form S-8 relating to any Company Plan, and (v) issue shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for shares of Common Stock, or enter into an agreement to issue shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock in connection with any merger, joint venture, strategic alliance or partnership as long as the recipients of such securities execute a Lock-Up Agreement in the form of Exhibit D hereto for the duration of the Lock-Up Period.

n.             Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, all of which will be disclosed in a Form 8-K on or prior to the Closing Date, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers with any information that it believes constitutes or would reasonably be deemed to constitute material, non-public information that will not otherwise be disclosed in the SEC Documents on or prior to the Closing Date. The Company understands and confirms that the Buyers will rely on the foregoing representation in effecting transactions in securities of the Company.

5.             CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company to issue and sell the Securities to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

a.             Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

b.            Such Buyer shall have delivered to the Company the Purchase Price for the Shares and Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

c.             The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

d.             No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

e.             The Company shall have filed with the Principal Market the listing of additional shares application for the Shares and shall have received no objections to such form from the staff of the Principal Market.

6.             CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Securities from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for each Buyer's sole benefit and may be waived only by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

a.             The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to such Buyer.

b.             The representations and warranties of the Company and the Subsidiaries shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company and the Subsidiaries shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company and the Subsidiaries at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by either the chief executive officer or the chief financial officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

c.             Such Buyer shall have received an opinion of Skadden, Arps, Meagher, Slate & Flom LLP (“Skadden”), reasonably acceptable to the Buyers, dated as of the Closing Date and addressed to the Buyers and the Placement Agents which opinion will address, among other things, laws of the State of Delaware and the State of New York and federal law applicable to the transactions contemplated hereby.

d.             The Company shall have executed and delivered the Transfer Instructions, acknowledged in writing by the Transfer Agent, with respect to the Shares and Warrants being purchased by such Buyer at the Closing to the Transfer Agent and delivered a copy thereof to such Buyer.

e.             The Company Board shall have adopted, and not rescinded or otherwise amended or modified, authorizations consistent with Section 3.b (the "Resolutions").

f.              Upon written request of a Buyer, the Company shall have delivered to such Buyer (i) a certificate evidencing the incorporation or organization and good standing of the Company in its state of incorporation and (ii) a certificate evidencing the Company's qualification as a foreign corporation and good standing in the state of its principal place of business issued by the Secretary of State (or other applicable authority) of such state of incorporation or principal place of business as of a date within five (5) Business Days of the Closing Date.

g.             Upon written request of a Buyer, the Company shall have delivered to such Buyer a secretary's certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation, certified as of a date within five (5) Business Days of the Closing Date, by the Secretary of State of the State of Delaware, and (C) the Bylaws.

h.             The Company shall have delivered to such Buyer a Lock-Up Agreement, substantially in the form of Exhibit C hereto (the "Lock-Up Agreement") executed by each person listed on Exhibit D hereto, and each such Lock-Up Agreement shall be in full force and effect on the Closing Date.

i.              The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

j.              The Company shall have filed with the Principal Market the listing of additional shares application for the Shares and shall have received no objections to such form from the staff of the Principal Market.

k.             During the period beginning on the date of this Agreement and ending immediately prior to the Closing, there shall not have been any stock dividend, stock split, stock combination, recapitalization or other similar transaction with respect to any capital stock of the Company, including the Common Stock.

l.              Since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

m.            No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

n.             The Company and the Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

7.             INDEMNIFICATION.

a.             Company Indemnification Obligation. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's and the Subsidiaries' other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their officers, directors, members, managers, employees and any of the foregoing Persons' agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith, and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitees as a result of, or arising out of, or relating to (a) any material misrepresentation or breach of any representation or warranty made by the Company or any of the Subsidiaries in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any material breach of any covenant, agreement or obligation of the Company or any of the Subsidiaries contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms hereof or thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee's owners, investors or affiliates), except, in each case, to the extent any Indemnified Liabilities resulted from such Indemnitee’s gross negligence, willful misconduct or fraud or to the extent that a loss, claim, damage or liability is attributable to such Buyer’s breach of any of the representations, warranties, covenants or agreements made by such Buyer in this Agreement or in the other Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

b.             Indemnification Procedures. Each Indemnitee shall (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement (provided, however, that the failure of the Indemnitee to promptly deliver such notice shall not relieve the Company of any liability, except to the extent that the Company is prejudiced in its ability to defend such claim) and (ii) permit the Company to assume the defense of such claim with counsel selected by the Company and reasonably satisfactory to the Indemnitee; provided, however, that any Indemnitee entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (A) the Company has agreed in writing to pay such fees and expenses, or (B) in the reasonable judgment of the Indemnitee, based upon advice of its counsel, a conflict of interest may exist between the Indemnitee and the Company with respect to such claims (in which case, if the Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of the Indemnitee). If the Company assumes the defense of the claim, it shall not be subject to any liability for any settlement or compromise made by the Indemnitee without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). In connection with any settlement negotiated by the Company, the Company shall not, and no Indemnitee shall be required by the Company to, (I) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation, (II) enter into any settlement that attributes by its terms any liability, culpability or fault to the Indemnitee, or (III) consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. In addition, without the consent of the Indemnitee, the Company shall not consent to entry of any judgment or enter into any settlement which provides for any obligation or restriction on the part of the Indemnitee other than the payment of money damages which are to be paid in full by the Company. If the Company is not entitled to assume or continue the defense of such claim pursuant to clause (B) above, the Indemnitee shall have the right without prejudice to its right of indemnification hereunder to, in its discretion exercised in good faith and upon advice of counsel, to contest, defend and litigate such claim and may settle such claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnitee deems fair and reasonable; provided that, at least fifteen (15) days prior to any settlement, written notice of such Indemnitee's intention to settle is given to the Company. If requested by the Company, the Indemnitee agrees (at no expense to the Indemnitee) to reasonably cooperate with the Company and its counsel in contesting any claim that the Company elects to contest.

8.             GOVERNING LAW; MISCELLANEOUS.

a.             Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b.             Counterparts; Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. A PDF or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by e-mail or other electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered legal, valid, binding and effective for all purposes. The parties hereto hereby agree that no party shall raise the execution of a PDF or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by e-mail or other electronic transmission device, as a defense to the formation of this Agreement.

c.             Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.             Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.             Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among each Buyer, the Company and the Subsidiaries, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by the Company and by each of the Buyers listed on the Schedule of Buyers (in either case, the "Required Buyers"). Any such amendment shall bind all holders of the Securities. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification or supplement of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties hereto or to the other Transaction Documents or holders of the Securities, as the case may be. For clarification purposes, this provision constitutes a separate right granted to each Buyer and is not intended for the Company to treat the Buyers as a class and shall not be construed in any way as the Buyers acting in concert or otherwise as a group with respect to the purchase, disposition or voting of securities or otherwise.

f.              Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Applied Therapeutics, Inc.

545 Fifth Avenue, Suite 1400

New York, NY 10017

[***]

Attention: Chief Executive Officer

With copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

[***]

Attention: Michael J. Schwartz

If to a Buyer, to it at the address set forth under such Buyer's name on its signature page hereto, or, in the case of a Buyer or any other party named above, at such other address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication; (B) provided by affidavit of personal delivery by a delivery service selected by the Company; or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service or deposit with a nationally recognized overnight delivery service.

g.             Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

h.             No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 7, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the Placement Agents are the intended third-party beneficiary of Sections 2 and 3 hereof and shall be permitted to rely on the legal opinion identified in Section 6.c hereof. The parties further agree that the Placement Agents may rely on the certificates and other deliverables to be delivered pursuant to this Agreement.

i.              Survival. Unless this Agreement is terminated under Section 8.k, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Section 4 and this Section 8, and the indemnification provisions set forth in Section 7, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j.              Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.             Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before the fifth (5th) Business Day following the date of this Agreement due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

l.              Placement Agents. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each of the Buyers harmless against, any liability, loss or expense (including reasonable and documented attorneys' fees and out-of-pocket expenses) arising in connection with any claim for any such payment.

m.            Exculpation of the Placement Agents. Each party to this Agreement acknowledges that it has read the notice attached hereto as Exhibit E and hereto agrees for the express benefit of the Placement Agents, their Affiliates and their representatives that:

(i)            Each Placement Agent is acting as placement agent for the Company solely in connection with the sale of the Securities and is not acting in any other capacity and is not and shall not be construed as a fiduciary for any Buyer, or any other person or entity in connection with the sale of Securities.

(ii)           None of the Placement Agents nor any of their Affiliates or any of their respective representatives (i) has any duties or obligations other than those specifically and expressly set forth herein or in any applicable engagement letter between the Company and the Placement Agents (the “Engagement Letter”); (ii) shall be liable for any improper payment made in accordance with the information provided by the Company; (iii) has made or will make any representation or warranty, express or implied, of any kind or character, and has not provided any recommendation in connection with the purchase or sale of the Securities; (iv) has any responsibilities as to the validity, accuracy, completeness, value or genuineness, as of any date, of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or in connection with any of the transactions contemplated herein; (v) shall be liable or have any obligation (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by any Buyer, the Company or any other Person or entity), whether in contract, tort or otherwise to any Buyer or to any person claiming through such Buyer, (A) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, (B) for anything which any of them may do or refrain from doing in connection with this Agreement, or (C) for anything otherwise in connection with the purchase and sale of the Securities.

(iii)          The Placement Agents, their respective affiliates and their respective representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company or any Buyer, including the representations made by the Company and the Buyers herein, and (ii) be indemnified by the Company for acting as a Placement Agent to the Company in connection with the sale of the Securities being sold hereunder pursuant to the indemnification provisions set forth in the Engagement Letter.

n.             No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties thereto express their mutual intent, and no rules of strict construction will be applied against any party.

o.             Remedies. The parties hereto agree that (i) irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and (ii) money damages or other legal remedies would not be an adequate remedy for any such harm. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

p.             Payment Set Aside. To the extent that the Company makes a payment or payments to any Buyer pursuant to any Transaction Document or a Buyer enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

q.             Independent Nature of Buyers. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Buyer to purchase the Securities pursuant to this Agreement has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of the Subsidiaries which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer or any of its agents or employees shall have any liability to any other Buyer (or any other Person or entity) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Buyer pursuant hereto or thereto (including a Buyer's purchase of Securities at the Closing at the same time as any other Buyer or Buyers), shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement and the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Each Buyer has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Buyer.

r.              Interpretative Matters. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word "including" in this Agreement shall be by way of example rather than limitation, and (v) the word "or" shall not be exclusive. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any of the other Transaction Documents in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties by the Company, as if made by the Company pursuant to Section 3 hereof, as of the date of such certificate or instrument (including for purposes of Section 7 hereof).

* * * * * *

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

Applied Therapeutics, Inc.

By:	/s/ Les Funtleyder
Name:	Les Funtleyder
Title:	Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

JANUS HENDERSON BIOTECHINNOVATION MASTER FUND LIMITED
By: Jaanus Henderson Investors US LLC, its investment advisor

By:	/s/ Agustin Mohedas
Name:	Agustin Mohedas
Title:	Authorized Signatory

Aggregate Share Purchase Price:	$18,020,002.00

Number of Shares to be Acquired:	2,574,286

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

JANUS HENDERSON HORIZON FUND – BIOTECHNOLOGY FUND
By Janus Henderson Investors US LLC, its investment advisor

By:	/s/ Agustin Mohedas
Name:	Agustin Mohedas
Title:	Authorized Signatory

Aggregate Share Purchase Price:	$1,999,998.00

Number of Shares to be Acquired:	285,714

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.

By:	/s/ James Mannix
Name:	James Mannix
Title:	COO

Aggregate Share Purchase Price:	$6,020,000.00

Number of Shares to be Acquired:	860,000

Aggregate Warrant Purchase Price:	$13,998,000.00

Number of Warrants to be Acquired:	2,000,000

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

TANG CAPITAL PARTNERS, LP

By:	/s/ Kevin Tang
Name:	Kevin Tang
Title:	President of Tang Capital Management, LLC, General Partner

Aggregate Share Purchase Price:	$10,010,000.00

Number of Shares to be Acquired:	1,430,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

ALYESKA MASTER FUND, LP

By:	/s/Jason Bragg
Name:	Jason Bragg
Title:	CFO, Alyeska Investment Group, LP

Aggregate Share Purchase Price:	$5,600,000.00

Number of Shares to be Acquired:	800,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

VENROCK HEALTHCARE CAPITAL PARTNERS EG, L.P.
By VHCP Management EG, LLC, its general partner

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory

Aggregate Share Purchase Price:	$7,610,603.00

Number of Shares to be Acquired:	1,087,229

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

VENROCK HEALTHCARE CAPITAL PARTNERS III, L.P.
By VHCP Management III, LLC, its general partner
By VR Adviser, LLC, its manager

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory

Aggregate Share Purchase Price:	$2,181,179.00

Number of Shares to be Acquired:	311,597

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

VHCP CO-INVESTMENT HOLDINGS III, LLC
By VHCP Management III, LLC, its general partner
By VR Adviser, LLC, its manager

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory

Aggregate Share Purchase Price:	$218,218.00

Number of Shares to be Acquired:	31,174

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

ADAGE CAPITAL PARTNERS L.P.

By:	/s/ Dan Lehan
Name:	Dan Lehan
Title:	Authorized Signatory

Aggregate Share Purchase Price:	$5,250,000.00

Number of Shares to be Acquired:	750,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.
By FHMLSP, L.P., its general partner
By: FHMLSP, L.L.C., its general partner

By:	/s/ Albert Cha
Name:	Albert Cha
Title:	Managing Director

Aggregate Share Purchase Price:	$5,029,024.00

Number of Shares to be Acquired:	718,432

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

FRAZIER LIFE SCIENCES PUBLIC OVERAGE FUND, L.P.
By FHMLSP Overage, L.P., its general partner
By FHMLSP Overage, L.L.C., its general partner

By:	/s/ Albert Cha
Name:	Albert Cha
Title:	Managing Director

Aggregate Share Purchase Price:	$2,542,540.00

Number of Shares to be Acquired:	363,220

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

FRAZIER LIFE SCIENCES XI, L.P.
By FHMLS XI, L.P., its general partner
By FHMLS XI, L.L.C., its general partner

By:	/s/ Patrick Heron
Name:	Patrick Heron
Title:	Managing Director

Aggregate Share Purchase Price:	$1,552,551.00

Number of Shares to be Acquired:	221,793

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

FRAZIER LIFE SCIENCES X, L.P.
By FHMLS X, L.P., its general partner
By FHMLS X, L.L.C., its general partner

By:	/s/ Patrick Heron
Name:	Patrick Heron
Title:	Managing Director

Aggregate Share Purchase Price:	$885,885.00

Number of Shares to be Acquired:	126,555

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

LOGOS GLOBAL MASTER FUND LP
By its general partner, Logos GP LLC

By:	/s/ Arsani William
Name:	Arsani William
Title:	Managing Member

By:	/s/ Graham Walmsley
Name:	Graham Walmsley
Title:	Managing Member

Aggregate Share Purchase Price:	$4,200,000.00

Number of Shares to be Acquired:	600,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

VESTAL POINT MASTER FUND, LP

By:	/s/ Ilko Menkov
Name:	Ilko Menkov
Title:	Director

Aggregate Share Purchase Price:	$1,588,650.00

Number of Shares to be Acquired:	226,950

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

ACCOUNT AFFILIATED WITH VESTAL POINT CAPITAL, LP
By Vestal Point Capital, LP, its investment manager

By:	/s/ Ilko Menkov
Name:	Ilko Menkov
Title:	COO, Vestal Point Capital, LP

Aggregate Share Purchase Price:	$1,911,350.00

Number of Shares to be Acquired:	273,050

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

ROCK SPRINGS MASTER FUND LP
By its general partner, Rock Springs GP LLC

By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Member

Aggregate Share Purchase Price:	$2,240,000.00

Number of Shares to be Acquired:	320,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

FOUR PINES MASTER FUND LP
By its general partner, Rock Springs GP LLC

By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Member

Aggregate Share Purchase Price:	$420,000.00

Number of Shares to be Acquired:	60,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

WOODLINE MASTER FUND LP

By:	/s/ Erin Mullen
Name:	Erin Mullen
Title:	GC & CCO of its investment adviser

Aggregate Share Purchase Price:	$1,575,000.00

Number of Shares to be Acquired:	225,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

OCTAGON INVESTMENTS MASTER FUND LP

By:	/s/ Ting Jia
Name:	Ting Jia
Title:	Managing Member

Aggregate Share Purchase Price:	$1,575,000.00

Number of Shares to be Acquired:	225,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

CATALIO PUBLIC EQUITIES MASTER FUND, LP

By:	/s/ D. Charles Nettleton
Name:	D. Charles Nettleton
Title:	Partner/Co-Head of Public Equities

Aggregate Share Purchase Price:	$1,194,998.00

Number of Shares to be Acquired:	170,714

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

STEMPOINT CAPITAL MASTER FUND LP

By:	/s/ Sean Tan
Name:	Sean Tan
Title:	COO, CCO, Managing Partner

Aggregate Share Purchase Price:	$1,365,000.00

Number of Shares to be Acquired:	195,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

Titan Fund I SPC, for and on behalf of
TITAN BIOTECH DISLOCATION FUND SP

By:	/s/ Philip Lombino
Name:	Philip Lombino
Title:	Authorized Signatory

Aggregate Share Purchase Price:	$210,000.00

Number of Shares to be Acquired:	30,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

GAKASA HOLDINGS LLC

By:	/s/ Fred Knoll
Name:	Fred Knoll
Title:	Manager, Gakasa Holdings, LLC

Aggregate Share Purchase Price:	$1,575,000.00

Number of Shares to be Acquired:	225,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

SPHERA BIOTECH MASTER FUND LP

By:	/s/ Doron Breen
Name:	Doron Breen
Title:	Portfolio Manager

Aggregate Share Purchase Price:	$350,000.00

Number of Shares to be Acquired:	50,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

BEMAP MASTER FUND LTD.

By:	/s/ Michael Elgort
Name:	Michael Elgort
Title:	COO, Investment Manager

Aggregate Share Purchase Price:	$29,477.00

Number of Shares to be Acquired:	4,211

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

BLACKSTONE CSP-MST FMAP FUND

By:	/s/ Michael Elgort
Name:	Michael Elgort
Title:	COO, Investment Manager

Aggregate Share Purchase Price:	$29,477.00

Number of Shares to be Acquired:	4,211

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

MULTI-MANAGER ACCESS VEHICLE LP

By:	/s/ Michael Elgort
Name:	Michael Elgort
Title:	COO, Investment Manager

Aggregate Share Purchase Price:	$24,931.00

Number of Shares to be Acquired:	3,559

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

PARKMAN HP MASTER FUND LP

By:	/s/ Gregory Martinez
Name:	Gregory Martinez
Title:	Managing Member, GP

Aggregate Share Purchase Price:	$157,367.00

Number of Shares to be Acquired:	22,481

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

SCHONFELD EXT MASTER FUND LP

By:	/s/ Andrew Fishman
Name:	Andrew Fishman
Title:	President

Aggregate Share Purchase Price:	$283,766.00

Number of Shares to be Acquired:	40,538

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

LAURION CAPITAL MASTER FUND LTD.

By:	/s/ Daniel Woelfel
Name:	Daniel Woelfel
Title:	Director

Aggregate Share Purchase Price:	$350,000.00

Number of Shares to be Acquired:	50,000

Aggregate Warrant Purchase Price:	$0

Number of Warrants to be Acquired:	0

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

Buyer's Name	Number of Shares	Aggregate Share Purchase Price	Number of Pre-Funded Warrants	Aggregate Purchase Price of Pre-Funded Warrants	Aggregate Purchase Price
Janus Henderson Biotech Innovation Master Fund Limited	2,574,286	$18,020,002.00	–	–	$18,020,002.00
Janus Henderson Horizon Fund – Biotechnology Fund	285,714	$1,999,998.00	–	–	$1,999,998.00
Perceptive Life Sciences Master Fund, Ltd.	860,000	$6,020,000.00	2,000,000	$13,998,000.00	$20,018,000.00
Tang Capital Partners, LP	1,430,000	$10,010,000.00	–	–	$10,010,000.00
Alyeska Master Fund, LP	800,000	$5,600,000.00	–	–	$5,600,000.00
Venrock Healthcare Capital Partners EG, L.P.	1,087,229	$7,610,603.00	–	–	$7,610,603
Venrock Healthcare Capital Partners III, L.P.	311,597	$2,181,179.00	–	–	$2,181,179
VHCP Co-Investment Holdings III, LLC	31,174	$218,218.00	–	–	$218,218
Adage Capital Partners L.P.	750,000	$5,250,000.00	–	–	$5,250,000.00
Frazier Life Sciences Public Fund, L.P.	718,432	$5,029,024.00	–	–	$5,029,024.00
Frazier Life Sciences Public Overage Fund, L.P.	363,220	$2,542,540.00	–	–	$2,542,540.00
Frazier Life Sciences XI, L.P.	221,793	$1,552,551.00	–	–	$1,552,551.00
Frazier Life Sciences X, L.P.	126,555	$885,885.00	–	–	$885,885.00
Logos Global Master Fund LP	600,000	$4,200,000.00	–	–	$4,200,000.00
Account Affiliated with Vestal Point Capital, LP	500,000	$3,500,000	–	–	$3,500,000
Rock Springs Capital Master Fund LP	320,000	$2,240,000.00	–	–	$2,240,000.00
Four Pines Master Fund LP	60,000	$420,000.00	–	–	$420,000.00
Woodline Master Fund LP	225,000	$1,575,000.00	–	–	$1,575,000.00
Octagon Investments Master Fund LP	225,000	$1,575,000.00	–	–	$1,575,000.00
Catalio Public Equities Master Fund, LP	170,714	$1,194,998.00	–	–	$1,194,998.00
StemPoint Capital Master Fund LP	195,000	$1,365,000.00	–	–	$1,365,000.00
Titan Biotech Dislocation Fund SP	30,000	$210,000.00			$210,000.00
GAKASA Holdings LLC	225,000	$1,575,000.00	–	–	$1,575,000.00
Sphera Biotech Master Fund LP	50,000	$350,000.00	–	–	$350,000.00
BEMAP Master Fund Ltd.	4,211	$29,477.00	–	–	$29,477.00
Blackstone CSP-MST FMAP Fund	4,211	$29,477.00	–	–	$29,477.00
Multi-Manager Access Vehicle LP	3,559	$24,913.00	–	–	$24,913.00
Parkman HP Master Fund LP	22,481	$157,367.00	–	–	$157,367.00
Schonfeld EXT Master Fund LP	40,538	$283,766.00	–	–	$283,766.00
Laurion Capital Master Fund Ltd.	50,000	$350,000.00	–	–	$350,000.00
Total	12,285,714	$85,999,998.00	2,000,000	$13,998,000.00	$99,997,998.00

Exhibit A

[Form of Registration Rights Agreement]

Exhibit B

[Form of Pre-Funded Warrants]

Exhibit C

[Lock-up Agreement]

Exhibit D

List of Persons Signing Lock-Up Agreements

1. Shoshana Shendelman

2. Stacy Kanter

3. Teena Lerner

4. Joel Marcus

5. Les Funtleyder

6. Jay Skyler

7. Ricardo Perfetti

8. Adam Hansard

9. Alexandria Venture Investments, LLC

10. Clearpoint Strategy Group LLC

11. Sycamore Family I LLC

12. Vladimir Shendelman

13. Sycamore 2022 GRAT

14. Ginko Family LLC

15. Alexandria Equities No. 7, LLC

16. Catherine Thorpe

17. Constantine Chinoporos

EXHIBIT E

RBC Capital Markets, LLC Required SEC Waiver Disclosure

On March 11, 2019, an order (the "Order") was entered against several parties, including RBC Capital Markets, LLC ("RBCCM") by the United States Securities and Exchange Commission (Administrative Proceeding File No. 3-19101) resolving settlement offers under the SEC Division of Enforcement’s Share Class Selection Disclosure Initiative (the “SCSD Initiative”), a self-reporting program arising out of breaches of fiduciary duty and inadequate disclosures by registered investment adviser RBCCM in connection with its mutual fund share class selection practices and the fees it and its associated persons received pursuant to Rule 12b-1 under the Investment Company Act of 1940.  As a result of the Judgment: (i) RBCCM was censured and was required to cease and desist from committing or causing any violations and any future violations of Section 206(2) and 207 of the Investment Advisers Act of 1940; and (ii) RBCCM was liable to pay disgorgement and prejudgment interest of $11,715,395.72. RBCCM was not required to pay a civil penalty.

Simultaneously with the entry of the Order, the SEC issued another order granting RBCCM a waiver from, among other things, the application of the disqualification provisions of Rule 506(d)(1)(iv) of Regulation D under the Securities Act.

A copy of the order granting the waiver is available on the SEC's website at: https://www.sec.gov/rules/other/2019/33-10613.pdf

SCHEDULES

Schedule of Buyers

EXHIBITS

Exhibit A	Form of Registration Rights Agreement
Exhibit B	Form of Pre-Funded Warrant
Exhibit C	Form of Lock-Up Agreement
Exhibit D	List of Persons Signing Lock-Up Agreements
Exhibit E	Required SEC Disclosure